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                                                                   Exhibit 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 1994, appearing on page F-2 of Kellogg Company's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in this Registration Statement.



/s/ PRICE WATERHOUSE

PRICE WATERHOUSE



Battle Creek, MI
April 27, 1994